SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant                              [X]
Filed  by  a  Party  other  than  the  Registrant          [      ]

Check  the  appropriate  box:
[      ]  Preliminary  Proxy  Statement
[      ]  Confidential,  for  Use  of  the Commission Only (as permitted by Rule
14a-6(e)(2))
[      ]  Definitive  Proxy  Statement
[X]  Definitive  Additional  Materials
[      ]  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
240.14a-12

                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                (Name of Registrant as Specified In Its Charter)


                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (check  the  appropriate  box):
[X]          No  fee  required.
[      ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.
1)          Title  of  each  class  of securities to which transaction  applies:
2)          Aggregate  number  of  securities  to  which  transaction  applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)          Proposed  maximum  aggregate  value  of  transaction:
5)          Total  fee  paid:
[      ]          Fee  paid  previously  with  preliminary  materials.
[   ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and  identify the filing for which the offsetting fee was paid
previously.    Identify the previous filing by registration statement number, or the  Form  or  Schedule  and  the  date  of  its  filing.
1)          Amount  Previously  Paid:
2)          Form,  Schedule  or  Registration  Statement  No.:
3)          Filing  Party:
4)          Date  Filed:

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Dear  Shareholder:

Recently, proxy materials were sent to you concerning the Special Meeting of Shareholders of Scientific Software-Intercomp, Inc. on July 30, 1998 to vote on the merger of SSI into a subsidiary of Baker Hughes Oilfield Operations, Inc.

Because the merger requires the affirmative vote of shareholders representing two-thirds of all outstanding common shares, every vote is extremely important.

If you have not yet voted, we ask you to do so today. [Please follow the instructions on your voting form to cast your proxy by telephone, or mail your proxy in the envelope provided.]* If you have recently returned your proxy, we thank you for your vote.

Sincerely,



/s/  George  Steel
------------------
George  Steel
President  and  Chief  Executive  Officer




-    Your  vote  is  important!

- Two-thirds of all outstanding shares must vote "FOR" the merger proposal in order for it to pass.

-    Please  vote  today.
                   -----


    * The bracketed sentence was only included in letters sent out by ADP Proxy
                                    Services.

Dear  Shareholder:

The Altman Group, our proxy solicitor, has tried to call you in connection with the Special Meeting of Shareholders of Scientific Software-Intercomp, Inc. scheduled for July 30th to vote on the merger of SSI into a subsidiary of Baker Hughes Oilfield Operations, Inc., but they were unable to reach you.

If you have not yet voted in connection with our July 30th Special Meeting, we ask you to return your proxy card today. [A duplicate proxy card is enclosed for your convenience.]*

If  you  have  recently  returned  your  proxy card, we thank you for your vote.

If you have any questions, please contact The Altman Group at 212/681-9600 (call collect).

Sincerely,


/s/  George  Steel
------------------
George  Steel
President  and  Chief  Executive  Officer



-    Your  vote  is  important!

- Two-thirds of all outstanding shares must vote "FOR" the merger proposal in order for it to pass.

-    Please  vote  today.
                   -----




* The bracketed sentence only applies to registered record owners, not to NOBOs.